                                                            SEMIANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                              ENDED MAY 31, 2001

Seeks long-term capital appreciation.

SCUDDER-DREMAN
FINANCIAL SERVICES FUND

  "Our adherence to our investment philosophy and process has produced a quality portfolio. This, we believe, is the key to our outperformance of the index during the period and to providing greater value to shareholders over time."

                                                      [SCUDDER INVESTMENTS LOGO]

                                                                       CONTENTS



                                                                              3
                                                              ECONOMIC OVERVIEW



                                                                              5
                                                             PERFORMANCE UPDATE



                                                                              8
                                                               INDUSTRY SECTORS



                                                                              9
                                                               LARGEST HOLDINGS



                                                                             10
                                                       PORTFOLIO OF INVESTMENTS



                                                                             12
                                                           FINANCIAL STATEMENTS



                                                                             15
                                                           FINANCIAL HIGHLIGHTS



                                                                             17
                                                  NOTES TO FINANCIAL STATEMENTS



                                                                             21
                                                          SHAREHOLDERS' MEETING
AT A GLANCE

 SCUDDER-DREMAN FINANCIAL SERVICES
 FUND TOTAL RETURNS
 FOR THE SIX-MONTH PERIOD ENDED MAY 31, 2001 (UNADJUSTED FOR ANY SALES CHARGE) [BAR GRAPH]

                                                 SUDDER-DREMAN FINANCIAL     SUDDER-DREMAN FINANCIAL    LIPPER FINANCIAL SERVICES
SUDDER-DREMAN FINANCIAL SERVICES FUND CLASS A     SERVICES FUND CLASS B       SERVICES FUND CLASS C      FUNDS CATEGORY AVERAGE*
---------------------------------------------    -----------------------     -----------------------    -------------------------
7.31                                                      6.83                        6.84                        10.61

PERFORMANCE IS HISTORICAL AND INCLUDES REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE FLUCTUATE WITH CHANGING MARKET CONDITIONS, SO THAT WHEN REDEEMED, SHARES MIGHT BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

*LIPPER, INC. RETURNS AND RANKINGS ARE BASED UPON CHANGES IN NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF SALES CHARGES HAD BEEN INCLUDED, RESULTS MAY HAVE BEEN LESS FAVORABLE.

THE FUND WAS NAMED KEMPER-DREMAN FINANCIAL SERVICES FUND AS OF THE DATE OF THIS REPORT; IT HAS SINCE BEEN RENAMED SCUDDER-DREMAN FINANCIAL SERVICES FUND AS OF JUNE 22, 2001.

 NET ASSET VALUE

                                    AS OF     AS OF
                                   5/31/01   11/30/00
 .........................................................
    SCUDDER-DREMAN FINANCIAL
    SERVICES FUND CLASS A          $10.93     $10.27
 .........................................................
    SCUDDER-DREMAN FINANCIAL
    SERVICES FUND CLASS B          $10.84     $10.19
 .........................................................
    SCUDDER-DREMAN FINANCIAL
    SERVICES FUND CLASS C          $10.87     $10.22
 .........................................................

 SCUDDER-DREMAN FINANCIAL SERVICES
 FUND LIPPER RANKINGS AS OF 5/31/01

 COMPARED WITH ALL OTHER FUNDS IN THE LIPPER FINANCIAL SERVICES FUNDS CATEGORY*

                   CLASS A               CLASS B               CLASS C
 .................................................................................
    1-YEAR     #68 of 84 funds       #75 of 84 funds       #72 of 84 funds
 .................................................................................
    3-YEAR     #30 of 54 funds       #33 of 54 funds       #32 of 54 funds
 .................................................................................

 DIVIDEND REVIEW

 DURING THE SIX-MONTH PERIOD, SCUDDER-DREMAN FINANCIAL SERVICES FUND PAID THE FOLLOWING DIVIDENDS PER SHARE:

                               CLASS A               CLASS B               CLASS C
 .............................................................................................
    INCOME DIVIDEND            $0.0900               $0.0460               $0.0490
 .............................................................................................

CONCENTRATION OF THE FUND'S ASSETS IN FINANCIAL SERVICES STOCKS MAY PRESENT A GREATER RISK THAN INVESTMENT IN A MORE DIVERSIFIED FUND. IN ADDITION, THE FUND'S ABILITY TO CONCENTRATE INVESTMENTS IN A PARTICULAR MARKET SECTOR PRESENTS SPECIAL RISK CONSIDERATIONS.


TERMS TO KNOW

YOUR FUND'S STYLE

 MORNINGSTAR EQUITY STYLE BOX(TM)

[MORNINGSTAR EQUITY STYLE  Source: Morningstar, Inc. Chicago, IL. (312)
BOX] 696-6000. The Equity Style Box(TM) placement is based on two variables: a fund's market capitalization relative to the movements of the market and a fund's valuation, which is calculated by comparing the stocks in the fund's portfolio with the most relevant of the three market-cap groups.
                           THE STYLE BOX REPRESENTS A SNAPSHOT OF THE FUND'S
                           PORTFOLIO ON A SINGLE DAY. IT IS NOT AN EXACT
                           ASSESSMENT OF RISK AND DOES NOT REPRESENT FUTURE
                           PERFORMANCE. THE FUND'S PORTFOLIO CHANGES FROM
                           DAY TO DAY. A LONGER-TERM VIEW IS REPRESENTED BY
                           THE FUND'S MORNINGSTAR CATEGORY, WHICH IS BASED
                           ON ITS ACTUAL INVESTMENT STYLE AS MEASURED BY ITS
                           UNDERLYING PORTFOLIO HOLDINGS OVER THE PAST THREE
                           YEARS. MORNINGSTAR HAS PLACED SCUDDER-DREMAN
                           FINANCIAL SERVICES FUND IN THE SPECIAL-FINANCIAL
                           CATEGORY. PLEASE CONSULT THE PROSPECTUS FOR A
                           DESCRIPTION OF INVESTMENT POLICIES.

PRICE-TO-EARNINGS (P/E) A P/E is a company's stock price divided by its earnings for the past four quarters. The P/E ratio, also known as a "p/e multiple," is a measure of how much an investor is paying for a company's earning power.

PRICE-TO-BOOK PER SHARE A stock's capitalization divided by its book value per share. Book value is a company's common stock equity as it appears on a balance sheet, equal to total assets minus liabilities, preferred stock and intangible assets, such as goodwill. Also, the value of an asset as it appears on a balance sheet, equal to cost minus accumulated depreciation.

PRICE-TO-CASH-FLOW PER SHARE A stock's capitalization divided by its cash flow per share for the latest fiscal year.

PRICE-TO-DIVIDEND PER SHARE The current stock price divided by the current dividend paid per share.

RECESSION A period of general economic decline marked specifically by a decline in gross domestic product for two or more consecutive quarters.

ZURICH SCUDDER INVESTMENTS, INC., A LEADING GLOBAL INVESTMENT MANAGEMENT FIRM, IS A MEMBER OF THE ZURICH FINANCIAL SERVICES GROUP. ZURICH SCUDDER INVESTMENTS IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $360 BILLION IN ASSETS FOR CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS WORLDWIDE. HEADQUARTERED IN NEW YORK, ZURICH SCUDDER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES, BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES. HEADQUARTERED IN ZURICH, SWITZERLAND, ZURICH FINANCIAL SERVICES GROUP IS ONE OF THE GLOBAL LEADERS IN THE FINANCIAL SERVICES INDUSTRY, PROVIDING ITS CUSTOMERS WITH PRODUCTS AND SOLUTIONS IN THE AREA OF FINANCIAL PROTECTION AND ASSET ACCUMULATION.
ECONOMIC OVERVIEW

DEAR SHAREHOLDER:

The plot thickens. Can the Economy in Distress hold out until our hero, Monetary and Fiscal Policy, rides to the rescue?

  Actually, we think this story can have a happy ending, although maintaining that optimism requires a leap of faith. There's no economic evidence that a bottom is near. But all of the monetary indicators -- such as a steep yield curve, exploding money supply growth and record bond issuance -- give us hope. And now we have a tax cut. This suggests that the economy will escape recession -- but just barely. We expect economic growth to average just under 2 percent for the next 18 months -- and this slow advance will curtail inflation, which we expect to rise just 2.5 percent in 2002.

  Why is aggressive monetary and fiscal policy likely to produce such anemic growth? The answer is that even Federal Reserve Board Chairman Alan Greenspan can't fix everything, especially when a certain global villain is at work. Who is this malefactor? Oil. It's likely that purchasing power in the developed world was drained by the recent jump in oil prices.

  But oil's not the only culprit. When the United States ran into trouble, so did other countries. For example, European politicians continue to focus on politics, not economics. And the Japanese government has let structural problems fester during the last 10 years. We now see near-recession conditions almost everywhere.

  You might expect the dollar to decline as other countries become more dependent on the United States and increase the number of goods they sell here -- but astonishingly, it hasn't. That's not necessarily good news, however. More than 30 percent of U.S. corporate profits are earned abroad, and when the dollar rises, those earnings are worth less. Non-American companies also take advantage of their weaker currencies to aggressively price exports to the United States. That undercuts American companies' pricing power and ravages revenue growth. The result is a humdinger of a profits recession. We expect S&P 500 operating profits to be down 15 percent this year as a whole.

  One result of the profit recession is that executives are trying to restore profitability by cutting costs. This hurts the economy. They first go after travel and entertainment, affecting hotels, airlines and restaurants. Next in line are capital spending and payroll, so we expect the unemployment rate to rise from 4.5 percent to 5.5 percent by the end of next year.

  When unemployment rises, consumers feel the heat. Consumer spending won't decrease drastically, because Uncle Sam is putting almost $40 billion in the mail this summer. Still, they won't spend too much. We expect consumption growth through the end of next year to hover around 2 percent.

 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.



   [BAR GRAPH]

                                           NOW (6/30/01)           6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           -------------           ------------            ----------            -----------
10-year Treasury rate1                           5.3                    5.2                    6.1                    5.9
Prime rate2                                     6.75                    9.5                    9.5                   7.75
Inflation rate3*                                 3.6                    3.4                    3.2                      2
The U.S. dollar4                                 9.6                    8.6                    0.6                   -1.8
Capital goods orders5*                          -9.2                   14.3                   14.1                   -0.2
Industrial production 5*                        -2.8                    4.4                    6.4                    3.6
Employment growth6                               0.3                    1.5                    2.5                    2.4

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
(7) THE TWO INTEREST RATES, EMPLOYMENT PLUS THE US DOLLAR HAVE DATA THROUGH JUNE, ALL THE OTHERS ONLY GO THROUGH MAY. THEREFORE "6 MONTHS AGO" FOR THE TWO INTEREST RATES, THE DOLLAR AND EMPLOYMENT IS DECEMBER; FOR THE OTHERS (EXCEPT CAPITAL GOODS), IT'S NOVEMBER.
*DATA AS OF 5/31/01.


SOURCE: ECONOMICS DEPARTMENT, ZURICH SCUDDER INVESTMENTS, INC.

                                                               ECONOMIC OVERVIEW

  Because consumption is two-thirds of the economy, it sets the pace for gross domestic product (GDP). And 2 percent GDP growth will not foster inflation. While many myths about the new economy were exaggerated, its disinflationary tendencies were not. We know that inflation is a complex phenomenon, but we don't believe it can survive under conditions of slow growth.

  Moderate growth with low inflation is not a bad end to our story. We doubt that it will feel very satisfying, however. Monetary and Fiscal Policy may well rescue the Economy in Distress, but he can't undo the shock. The convalescence is likely to be prolonged.

Scudder Distributors, Inc.

THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF ZURICH SCUDDER INVESTMENTS, INC. AS OF JULY 1, 2001, AND MAY NOT ACTUALLY COME TO PASS.

PERFORMANCE UPDATE

[DREMAN PHOTO]

DAVID N. DREMAN IS CHAIRMAN OF DREMAN VALUE MANAGEMENT, L.L.C. (DVM), INC. (DVA) AND PORTFOLIO MANAGER OF SCUDDER-DREMAN FINANCIAL SERVICES FUND. HE HAS MORE THAN 35 YEARS OF EXPERIENCE AS AN INVESTMENT ANALYST, ADVISOR AND MANAGER. HE HOLDS A BACHELOR OF COMMERCE DEGREE AND A DOCTOR OF LAW DEGREE FROM THE UNIVERSITY OF MANITOBA, WINNIPEG, CANADA. HE IS A REGULAR COLUMNIST IN Forbes AND ALSO THE AUTHOR OF SEVERAL BOOKS ON CONTRARIAN INVESTING, INCLUDING Contrarian Investment Strategies: The Next Generation (SIMON & SCHUSTER 1998).

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

                             DESPITE A FAVORABLE MARKET ENVIRONMENT
                             CHARACTERIZED BY FALLING INTEREST RATES AND A RESURGENCE OF INTEREST IN CONVENTIONAL VALUE STOCKS, PERFORMANCE OF THE FINANCIAL SECTOR WAS LACKLUSTER OVERALL. SCUDDER-DREMAN FINANCIAL SERVICES FUND LEAD PORTFOLIO MANAGER DAVID DREMAN TELLS HOW THE PORTFOLIO'S DEFENSIVE CONSTRUCTION RESULTED IN SUPERIOR RETURNS AS COMPARED WITH THE BENCHMARK DURING THE SEMIANNUAL PERIOD DECEMBER 1, 2000, THROUGH MAY 31, 2001.

Q     THE FINANCIAL SECTOR AS A WHOLE DID NOT RESPOND AS POSITIVELY AS EXPECTED
TO FALLING INTEREST RATES. WHAT DO YOU BELIEVE WAS BEHIND THE SECTOR'S DISAPPOINTING PERFORMANCE?

A     The performance of the financial sector was somewhat surprising, given both the falling interest rate environment and other factors that favored conventional value stocks. While the broadening of the market supported the financial sector, low levels of investor conviction coupled with high anxiety caused the markets to be extremely rotational. That means that individual stocks and industry sectors fell into and out of favor rather quickly.

  The period began as the year 2000 was drawing to a close. Slower-than-expected economic growth and disappointing corporate earnings raised fears of recession (see Terms To Know, page 2). This added to the anxieties of investors already wearied by historically high levels of sustained volatility and crippling losses. With renewed price consciousness and emphasis on company fundamentals, investors shunned the high-valuation/high-expectation stocks that had dominated the markets for some time. They turned instead to more defensive stocks in what are typically value sectors, primarily health care and energy. The financial sector advanced slowly.

  At the time, we were extremely optimistic that a reversal of Federal Reserve Board policy would provide a big boost to financials. The Fed dramatically cut rates shortly after the New Year and then again shortly thereafter. The cuts did little to assuage fears that an extended economic downturn would be unavoidable. Stock market investors began a broad market sell-off that ultimately left few sectors, including financials, untouched.

  In April, the equity markets rallied strongly in response to the Fed's surprising move to reduce rates a third time. Many stocks in technology and other typically growth sectors bounced on the news -- as did the more speculative subsectors of the financial industry, including brokerage houses and online traders. When the Nasdaq runs, our kind of portfolio stalls. Investors all but ignored the attractive valuations, earnings growth and other fundamental strengths evident in the regional banks in their efforts to recapture some of the former glory in tech. But the Nasdaq rally was like Pickett's last charge at
Gettysburg: unsustainable. There were simply no earnings for most of the companies on the Nasdaq 100, most of which were hit hard by the global drop in demand for technology products. Many of the speculative financial names also dropped sharply by the period's end.

PERFORMANCE UPDATE

Q     HOW DID SCUDDER-DREMAN FINANCIAL SERVICES FUND PERFORM DURING THIS
VOLATILE PERIOD?

A     The fund's Class A shares (unadjusted for sales charges) rose 7.31 percent, outpacing the benchmark Standard & Poor's Financial Index, which was up
6.32 percent, but trailing the 10.61 percent average of its peers in the Lipper Financial Services Funds category.

  While we're satisfied with the fund's absolute performance, our goal is to surpass both the benchmark and our peers. We attribute the fund's underperformance of its peers to our more conservative approach to value investing. Our investment criteria are specific, precluding us from participating in some of the more speculative areas of the financial sector we mentioned earlier, including some brokerage houses, online trading companies and lenders.

  Our underweighted position in the brokers resulted in some underperformance last period. Many of these companies reaped sizable profits from thriving M&A (mergers and acquisitions) and IPO (initial public offering) activities. In addition, we did not own Charles Schwab, the leading discount broker. The stock, which is widely held by our competitors, was an outstanding performer for the majority of the period.

  Our decision not to invest in these companies was clear-cut and has proved correct. The stocks are now down substantially. We do not veer from the tenets of the contrarian value investment philosophy or compromise our strictly disciplined investment process to pursue short-term gains. We viewed these stocks as bull-market concept stocks: popular when the money is flowing and the mood of the market is high. We believed then, and have been proved correct with time, that the gains in these types of stocks would be unsustainable in down or even persistently volatile markets. And indeed, many of the discounters, specifically, were down hard by the period's end.

  We gave up some ground in the last period, to be sure. But our adherence to our investment philosophy and process has produced a quality portfolio. This, we believe, is the key to our outperformance of the index during the period and to providing greater value to shareholders over time.

Q     WILL YOU DESCRIBE YOUR INVESTMENT PHILOSOPHY?

A     As contrarian value investors, we look for financial services companies whose stocks have fallen out of favor for one reason or another. We look for fundamentally sound companies with strong balance sheets. We seek to determine whether their stocks are undervalued by screening for price-to-earnings, price-to-book, price-to-cash-flow and price-to-dividend ratios (see Terms To Know, page 2) that are low relative to the overall market and to the financial services sector.

  We're always looking for breaks in the market that will enable us to add quality companies to the portfolio when their stock prices have reached, or are on their way to reaching, what we believe are temporary lows.

Q     HOW IS THE FUND CURRENTLY POSITIONED IN TERMS OF ITS SUBSECTORS? WERE
THERE ANY MAJOR CHANGES MADE DURING THE PERIOD?

A     Our subsector weightings have shifted slightly due to trading activity, but there were no major changes made to the portfolio during the period.

- Major regional banks remain the portfolio's largest asset allocation, accounting for nearly 29 percent of the total portfolio value. Overall, the fund's holdings posted strong earnings growth during the period. Most of these companies generate earnings from fees and services as well as from their loan businesses. The earnings generated from fees and services helped support profits when interest rates were rising. During the period, falling short-term rates and firming long-term rates resulted in fewer loan losses, further supporting profits for the banks. We trimmed our position in Wells Fargo, which remains among the fund's 10 largest holdings, and increased our position in FleetBoston, bringing it into the top 10.

- We increased our position in J. P. Morgan & Co., following its merger with Chase Manhattan. The move brought the stock, now called J. P. Morgan Chase, into the portfolio's top 10 and raised our stake in diversified financials to approximately 27 percent. Price appreciation made Citigroup the portfolio's largest holding. Fannie Mae remained at number three, despite a minor setback in performance.

- Multiline insurance companies now make up the third-largest portfolio allocation. The subsector includes one of the fund's largest and longest-held names, American International Group (AIG), which has a remarkable track record of strong earnings and management. Nevertheless, AIG along with the majority of insurers were off their highs, dragging fund performance slightly.

PERFORMANCE UPDATE

- We reduced holdings in the major money center banks, which now account for the fourth-largest portfolio allocation.

Q     FANNIE MAE AND FREDDIE MAC ARE TYPICALLY STANDOUT PERFORMERS. WHAT WAS
BEHIND THEIR SETBACK, AND WHAT IS YOUR OUTLOOK FOR THESE STOCKS?

A     Both companies had been going strong. They were extremely undervalued, in our opinion, given their long track records of robust earnings growth. And as investors began to seek some measure of safety, at least in terms of investing in companies with solid fundamentals, Fannie and Freddie were natural choices. Their prices were on the rise.

  Politically, things seemed to be working in their favor as well. Senator Jefford's recent switch from the Republican to the Democratic Party tilted the congressional balance of power. This was widely perceived to be positive for these companies, whose business it is to increase the availability and affordability of housing to low-, moderate- and middle-income Americans.

  We believe that these stocks traded lower as a result of the noise created by Congressman Richard Baker, who had overseen Fannie Mae and Freddie Mac, when the Congress was under Republican control. Baker recently made public a proposal that would limit the powers of these institutions. We firmly believe that the setback is temporary and that these stocks still have plenty of room to grow.

Q     WHAT IS YOUR OUTLOOK FOR FINANCIAL SERVICES STOCKS? WHERE WILL YOU LOOK
FOR VALUE IN THE COMING MONTHS?

A     We believe that the Fed's aggressive moves to cut interest rates should help the economy, which of course would be positive for the market. We do not, however, rule out the possibility that additional rate cuts might be necessary. But the economic backdrop is only part of the equation. The larger factor, we believe, is the "negative wealth effect." In other words, how long will people continue to spend, given the magnitude of the losses they've already absorbed?

  We intend, therefore, to keep the portfolio somewhat defensively positioned. We will remain underweighted, relative to the benchmark, in the large money center banks, which we believe have greater exposure to a potential recession in Europe or the third world. And we will seek to build our position in property and casualty companies, steering clear of the more speculative names. There are lots of inexpensive insurance companies out there that look good. We hope to capitalize on opportunities to purchase those with the strongest fundamentals at relatively low valuations.

  It's likely that we will maintain our weighting in regional banks, which lately have been surprisingly unpopular with investors. We believe the market's perception is at odds with the reality of these stocks. Consequently, we're optimistic that investors will soon recognize their attractive combination of fundamental strength and depressed valuations. This should help drive up demand and prices in the bargain.

INDUSTRY SECTORS

SCUDDER-DREMAN FINANCIAL SERVICES FUND'S
COMPOSITION BY SECTOR*
Data show the percentage of the common stocks in the portfolio that each sector represented on
May 31, 2001, and on November 30, 2000.
[BAR GRAPH]

                                                                  SCUDDER DREMAN FINANCIAL           SCUDDER DREMAN FINANCIAL
                                                                  SERVICES FUND ON 5/31/01          SERVICES FUND ON 11/30/00
                                                                  ------------------------          -------------------------
Banks                                                                       44.5                               41.1
Insurance                                                                   18.8                               23.4
Other Finance                                                               14.9                               17.6
Consumer Finance                                                            14.9                               17.9
Service Industries                                                           5.8                                  0
Healthcare                                                                   1.1                                  0

* THE FUND'S HOLDINGS ARE SUBJECT TO CHANGE.

LARGEST HOLDINGS

THE FUND'S 10 LARGEST COMMON STOCK HOLDINGS
Representing 56.7 percent of the fund's total portfolio on May 31, 2001.

            HOLDINGS                                 DESCRIPTION              PERCENT
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
1.          CITIGROUP                     Provider of diversified financial    10.5%
                                          services.
-------------------------------------------------------------------------------------
2.          AMERICAN INTERNATIONAL GROUP  Provider of insurance services.       8.8%
-------------------------------------------------------------------------------------
3.          FEDERAL NATIONAL MORTGAGE     Insurer and holder of mortgage        6.4%
            ASSOCIATION                   loans.
-------------------------------------------------------------------------------------
4.          BANK OF AMERICA               Provider of commercial banking        5.7%
                                          services.
-------------------------------------------------------------------------------------
5.          J. P. MORGAN CHASE            Provider of global financial and      5.0%
                                          retail banking services.
-------------------------------------------------------------------------------------
6.          FLEETBOSTON FINANCIAL         Provider of commercial banking        4.8%
                                          services.
-------------------------------------------------------------------------------------
7.          WELLS FARGO                   Provider of commercial banking        4.4%
                                          services.
-------------------------------------------------------------------------------------
8.          PNC FINANCIAL SERVICES        Provider of commercial banking        4.1%
                                          services.
-------------------------------------------------------------------------------------
9.          BANK ONE                      Provider of commercial banking        3.9%
                                          services.
-------------------------------------------------------------------------------------
10.         MERRILL LYNCH                 Provider of investment, finance       3.1%
                                          and insurance services.
-------------------------------------------------------------------------------------

*THE FUND'S HOLDINGS ARE SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

SCUDDER-DREMAN FINANCIAL SERVICES FUND
Portfolio of Investments at May 31, 2001 (Unaudited)

                                                                                          PRINCIPAL
    REPURCHASE AGREEMENTS--4.1%                                                             AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------
                                             State Street Bank and Trust Company, 4.01%
                                               to be repurchased at $8,222,916 on
                                               6/1/2001* (Cost $8,222,000)                $8,222,000   $  8,222,000
                                             --------------------------------------------------------------------------

    COMMON STOCKS--95.5%                                                                    SHARES
-----------------------------------------------------------------------------------------------------------------------

    FINANCIAL--89.3%
      BANKS--43.1%
                                             BancWest Corp.                                 108,280       3,717,252
                                             Bank of America Corp.                          191,576      11,350,878
                                             Bank One Corp.                                 193,977       7,681,489
                                             Banknorth Group, Inc.                           42,615         865,511
                                             Colonial BancGroup, Inc.                        81,265       1,009,311
                                             Corus Bankshares, Inc.                          33,720       1,640,478
                                             First Union Corp.                              105,193       3,392,474
                                             FleetBoston Financial Corp.                    227,895       9,478,153
                                             Golden West Financial Corp.                     18,865       1,202,644
                                             J.P. Morgan Chase & Co.                        200,080       9,833,932
                                             KeyCorp                                        188,590       4,484,670
                                             National Bank of Canada                        209,650       3,813,926
                                             North Fork Bancorporation, Inc.                 41,360       1,180,414
                                             PNC Bank Corp.                                 118,720       8,221,360
                                             Popular, Inc.                                   55,140       1,728,639
                                             Provident Financial Group                       23,865         782,056
                                             SunTrust Banks, Inc.                            37,130       2,280,525
                                             Washington Mutual, Inc.                        109,491       3,900,069
                                             Wells Fargo Co.                                183,725       8,649,773
                                             --------------------------------------------------------------------------
                                                                                                         85,213,554

      CONSUMER FINANCE--15.9%
                                             American Express Co.                           123,540       5,203,505
                                             Citigroup, Inc.                                405,300      20,771,625
                                             Household International, Inc.                   35,600       2,337,496
                                             Mellon Financial Corp.                          66,895       3,065,129
                                             --------------------------------------------------------------------------
                                                                                                         31,377,755

      INSURANCE--19.1%
                                             Aegon NV (ADR)                                  21,748         582,191
                                             Allstate Corp.                                  51,140       2,302,323
                                             American International Group, Inc.             213,967      17,331,327
                                             Chubb Corp.                                     22,230       1,675,031
                                             Cigna Corp.                                     22,565       2,131,716
                                             Jefferson Pilot Corp.                           15,848         751,013
                                             Lincoln National Corp.                          27,375       1,347,945
                                             Ohio Casualty Corp.                            223,850       1,943,018
                                             Safeco Corp.                                   171,195       4,808,868
                                             St. Paul Companies, Inc.                        81,690       4,133,514
                                             Torchmark Corp.                                 21,730         824,002
                                             --------------------------------------------------------------------------
                                                                                                         37,830,948

      OTHER FINANCIAL COMPANIES--11.2%
                                             Federal Home Loan Mortgage Corp.                74,360       4,922,632
                                             Federal National Mortgage Association          153,000      12,613,320
                                             Marsh & McLennan Companies, Inc.                25,345       2,658,691
                                             USA Education, Inc.                             27,845       1,952,213
                                             --------------------------------------------------------------------------
                                                                                                         22,146,856
-----------------------------------------------------------------------------------------------------------------------

    MISCELLANEOUS--0.6%
                                             Corrections Corporation of America              98,460       1,275,057
                                             --------------------------------------------------------------------------

 10 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                            SHARES        VALUE
-----------------------------------------------------------------------------------------------------------------------

    SERVICE INDUSTRIES--5.6%
      INVESTMENT
                                             Bear Stearns Companies, Inc.                    24,185    $  1,314,455
                                             Charles Schwab Corp.                            22,150         416,420
                                             Franklin Resources, Inc.                        28,975       1,289,388
                                             Lehman Brothers Holdings, Inc.                  25,230       1,806,720
                                             Merrill Lynch & Co., Inc.                       94,680       6,151,360
                                             --------------------------------------------------------------------------
                                                                                                         10,978,343
                                             --------------------------------------------------------------------------
                                             TOTAL COMMON STOCKS
                                             (Cost $168,257,875)                                        188,822,513
                                             --------------------------------------------------------------------------

    CONVERTIBLE PREFERRED STOCKS--0.4%
-----------------------------------------------------------------------------------------------------------------------
    FINANCIAL--0.4%

      MISCELLANEOUS
                                             Corrections Corporation of America, PIK
                                               (Cost $1,067,013)                             62,855         716,547
                                             --------------------------------------------------------------------------
                                             TOTAL INVESTMENT PORTFOLIO--100.0%
                                             (Cost $177,546,888)(a)                                    $197,761,060
                                             --------------------------------------------------------------------------

 NOTES TO PORTFOLIO OF INVESTMENTS

 * Repurchase agreements are fully collateralized by U.S. Treasury and Government agency securities.

(a) The cost for federal income tax purposes was $178,934,901. At May 31, 2001, net unrealized appreciation for all securities based on tax cost was $18,826,159. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $45,644,310 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $26,818,151.

    The accompanying notes are an integral part of the financial statements.  11

FINANCIAL STATEMENTS

STATEMENT OF ASSETS & LIABILITIES
As of May 31, 2001 (Unaudited)

ASSETS
----------------------------------------------------------------------------
Investments in securities, at value, (cost $177,546,888)        $197,761,060
----------------------------------------------------------------------------
Cash                                                                     782
----------------------------------------------------------------------------
Dividends receivable                                                 370,581
----------------------------------------------------------------------------
Receivable for Fund shares sold                                      417,714
----------------------------------------------------------------------------
Interest receivable                                                   24,195
----------------------------------------------------------------------------
Foreign taxes recoverable                                                853
----------------------------------------------------------------------------
Deferred organization expenses                                         3,926
----------------------------------------------------------------------------
TOTAL ASSETS                                                     198,579,111
----------------------------------------------------------------------------
LIABILITIES
----------------------------------------------------------------------------
Payable for Fund shares redeemed                                     334,597
----------------------------------------------------------------------------
Accrued management fee                                               124,657
----------------------------------------------------------------------------
Accrued Trustees' fees and expenses                                   11,743
----------------------------------------------------------------------------
Accrued reorganization costs                                          54,670
----------------------------------------------------------------------------
Other accrued expenses and payables                                  210,215
----------------------------------------------------------------------------
Total liabilities                                                    735,882
----------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $197,843,229
----------------------------------------------------------------------------
NET ASSETS
----------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income (loss)                      $    626,689
----------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investments         20,214,172
----------------------------------------------------------------------------
Accumulated net realized gain (loss)                              (4,680,456)
----------------------------------------------------------------------------
Paid-in capital                                                  181,682,824
----------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $197,843,229
----------------------------------------------------------------------------
NET ASSETS VALUE
----------------------------------------------------------------------------
CLASS A SHARES
  Net asset value and redemption price per share
  ($85,373,507 / 7,811,834 outstanding shares of beneficial
  interest, $.01 par value, unlimited number of shares
  authorized)                                                         $10.93
----------------------------------------------------------------------------
  Maximum offering price per share (100/94.25 of $10.93)              $11.60
----------------------------------------------------------------------------
CLASS B SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share ($92,282,802 /
  8,511,069 outstanding shares of beneficial interest, $.01
  par value, unlimited number of shares authorized)                   $10.84
----------------------------------------------------------------------------
CLASS C SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share ($20,186,920 /
  1,856,655 outstanding shares of beneficial interest, $.01
  par value, unlimited number of shares authorized)                   $10.87
----------------------------------------------------------------------------

 12 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Six months ended May 31, 2001 (Unaudited)

INVESTMENT INCOME
---------------------------------------------------------------------------
Dividends (net of foreign taxes withheld of $12,012)            $ 1,866,468
---------------------------------------------------------------------------
Interest                                                            192,776
---------------------------------------------------------------------------
Total income                                                      2,059,244
---------------------------------------------------------------------------
Expenses:
Management fee                                                      720,518
---------------------------------------------------------------------------
Services to shareholders                                            324,970
---------------------------------------------------------------------------
Custodian and accounting fees                                        66,967
---------------------------------------------------------------------------
Distribution services fees                                          408,750
---------------------------------------------------------------------------
Administrative services fees                                        240,173
---------------------------------------------------------------------------
Auditing                                                             11,648
---------------------------------------------------------------------------
Legal                                                                 8,176
---------------------------------------------------------------------------
Trustees' fees and expenses                                           3,987
---------------------------------------------------------------------------
Reports to shareholders                                              27,408
---------------------------------------------------------------------------
Registration fees                                                     9,394
---------------------------------------------------------------------------
Organization costs                                                    1,092
---------------------------------------------------------------------------
Other                                                                 6,211
---------------------------------------------------------------------------
Total expenses, before expense reductions                         1,829,294
---------------------------------------------------------------------------
Expense reductions                                                   (2,514)
---------------------------------------------------------------------------
Total expenses, after expense reductions                          1,826,780
---------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                        232,464
---------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
---------------------------------------------------------------------------
Net realized gain (loss) from investments                          (643,321)
---------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period
on investments                                                   13,077,257
---------------------------------------------------------------------------
Net gain (loss) on investment transactions                       12,433,936
---------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                      $12,666,400
---------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  13

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                 SIX MONTHS
                                                                   ENDED              YEAR ENDED
                                                                MAY 31, 2001         NOVEMBER 30,
                                                                (UNAUDITED)              2000
INCREASE (DECREASE) IN NET ASSETS
--------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss)                                    $   232,464          $   2,177,683
--------------------------------------------------------------------------------------------------
Net realized gain (loss) on investment transactions                (643,321)            (2,743,608)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
transactions during the period                                   13,077,257             10,381,915
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                       12,666,400              9,815,990
--------------------------------------------------------------------------------------------------
Distributions to shareholders:
From net investment income
Class A                                                            (693,818)            (1,203,743)
--------------------------------------------------------------------------------------------------
Class B                                                            (386,207)              (712,931)
--------------------------------------------------------------------------------------------------
Class C                                                             (87,868)              (126,444)
--------------------------------------------------------------------------------------------------
Fund share transactions:
Proceeds from shares sold                                        34,487,340            108,024,508
--------------------------------------------------------------------------------------------------
Reinvestment of distributions                                     1,048,484              1,819,670
--------------------------------------------------------------------------------------------------
Cost of shares redeemed                                         (32,638,167)          (121,821,923)
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
transactions                                                      2,897,657            (11,977,745)
--------------------------------------------------------------------------------------------------
Increase (decrease) in net assets                                14,396,164             (4,204,873)
--------------------------------------------------------------------------------------------------
Net assets at beginning of period                               183,447,065            187,651,938
--------------------------------------------------------------------------------------------------
Net assets at end of period (including undistributed net
investment income of $626,689 and $1,562,118, respectively)     $197,843,229         $ 183,447,065
--------------------------------------------------------------------------------------------------

 14 The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

THE FOLLOWING TABLES INCLUDE SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS.

                                                                                 CLASS A
                                                      --------------------------------------------------------------
                                                      SIX MONTHS        YEAR ENDED       FOR THE PERIOD
                                                        ENDED          NOVEMBER 30,      MARCH 9, 1998
                                                      MAY 31, 2001    --------------    (COMMENCEMENT OF OPERATIONS)
                                                      (UNAUDITED)     2000     1999     TO NOVEMBER 30, 1998
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $10.27        9.74     9.65                9.50
--------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss) (a)                            .04         .16      .13                 .03
--------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                                     .71         .52      .06                 .12
--------------------------------------------------------------------------------------------------------------------
Total from investment operations                            .75         .68      .19                 .15
--------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                      (.09)       (.15)    (.08)                 --
--------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                --          --     (.02)                 --
--------------------------------------------------------------------------------------------------------------------
Total distributions                                        (.09)       (.15)    (.10)                 --
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $10.93       10.27     9.74                9.65
--------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (b)(c)                                    7.31**      7.14     1.95                1.58**
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                       85          81       82                 108
--------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)            1.47*       1.47(d)  1.44                1.55*
--------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)             1.47*       1.46(d)  1.31                1.36*
--------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                   .69*       1.69     1.27                 .55*
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                  .3*          9       14                   5*
--------------------------------------------------------------------------------------------------------------------

                                                                                 CLASS B
                                                      --------------------------------------------------------------
                                                      SIX MONTHS        YEAR ENDED       FOR THE PERIOD
                                                        ENDED          NOVEMBER 30,      MARCH 9, 1998
                                                      MAY 31, 2001    --------------    (COMMENCEMENT OF OPERATIONS)
                                                      (UNAUDITED)     2000     1999     TO NOVEMBER 30, 1998
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $10.19        9.65     9.59                9.50
--------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss) (a)                           (.01)        .08      .04                (.01)
--------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                                     .71         .54      .05                 .10
--------------------------------------------------------------------------------------------------------------------
Total from investment operations                            .70         .62      .09                 .09
--------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                      (.05)       (.08)    (.01)                 --
--------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                --          --     (.02)                 --
--------------------------------------------------------------------------------------------------------------------
Total distributions                                        (.05)       (.08)    (.03)                 --
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $10.84       10.19     9.65                9.59
--------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (b)(c)                                    6.83**      6.28     1.08                 .95**
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                       92          85       90                 100
--------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)            2.24*       2.27(d)  2.22                2.29*
--------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)             2.24*       2.27(d)  2.20                2.14*
--------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                  (.09)*       .92      .38                (.23)*
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                  .3*          9       14                   5*
--------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                               CLASS C
                                                   ----------------------------------------------------------------
                                                   SIX MONTHS         YEAR ENDED        FOR THE PERIOD
                                                     ENDED           NOVEMBER 30,        MARCH 9, 1998
                                                   MAY 31, 2001    ----------------    (COMMENCEMENT OF OPERATIONS)
                                                   (UNAUDITED)      2000      1999     TO NOVEMBER 30, 1998
PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $10.22          9.69     9.61                 9.50
-------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss) (a)                          --           .09      .04                 (.01)
-------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                                  .70           .52      .07                  .12
-------------------------------------------------------------------------------------------------------------------
Total from investment operations                         .70           .61      .11                  .11
-------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                   (.05)         (.08)    (.01)                  --
-------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions             --            --     (.02)                  --
-------------------------------------------------------------------------------------------------------------------
Total distributions                                     (.05)         (.08)    (.03)                  --
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $10.87         10.22     9.69                 9.61
-------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (b)(c)                                 6.84**        6.38     1.09                 1.16**
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                    20            18       16                   16
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)         2.17*         2.23(d)   2.16                2.26*
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)          2.17*         2.20(d)   2.14                2.11*
-------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)               (.02)*         .99      .44                 (.20)*
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                               .3*            9       14                    5*
-------------------------------------------------------------------------------------------------------------------

(a) Based on monthly average shares outstanding during the period.

(b) Total return would have been lower had certain expenses not been reduced.

(c) Total return does not reflect the effect of any sales charges.

(d) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.42% and 1.41%, 2.22% and 2.22%, and 2.17% and 2.14%, for Class A, Class B and Class C, respectively.

 * Annualized.

** Not annualized.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    SIGNIFICANT
     ACCOUNTING POLICIES     Scudder-Dreman Financial Services Fund (the
                             "Fund"), formerly Kemper-Dreman Financial Services
                             Fund, is a non-diversified series of Scudder Equity
                             Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the
                             "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

                             The Fund offers multiple classes of shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class.

                             Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class specific arrangements.

                             The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

                             SECURITY VALUATION. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

                             Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or

NOTES TO FINANCIAL STATEMENTS

                             sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest

                             FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required. At November 30, 2000 the Fund had a net tax basis capital loss carryforward of approximately $2,554,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until November 30, 2008, the expiration date.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences relate primarily to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain
                             (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

                             OTHER. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are amortized for both tax and financial reporting purposes.

                             ORGANIZATIONAL COSTS. Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period.

--------------------------------------------------------------------------------

2    PURCHASES AND SALES
     OF SECURITIES           For the six months ended May 31, 2001, investment
                             transactions (excluding short-term instruments) are as follows:

                             Purchases                                  $272,549

                             Proceeds from sales                       1,772,885

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Zurich Scudder Investments, Inc., formerly Scudder Kemper Investments, Inc., ("ZSI" or the "Advisor") and pays a monthly investment management fee of 1/12 of the annual rate of .75% of the first $250 million of average daily net assets declining to .62% of average daily net assets in excess of $12.5 billion. For the six months ended May 31, 2001, the Fund incurred a management fee of

NOTES TO FINANCIAL STATEMENTS

                             $720,518, which is equivalent to an annualized effective rate of .75% of the Fund's average daily net assets.

                             UNDERWRITING AND DISTRIBUTION SERVICES
                             AGREEMENT. The Fund has an underwriting and distribution services agreement with Scudder Distributors, Inc. ("SDI"), formerly Kemper Distributors, Inc. Underwriting commissions retained by SDI in connection with the distribution of Class A shares for the six months ended May 31, 2001 are $15,820.

                             For services under the distribution services agreement, the Fund pays SDI a fee of .75% of average daily net assets of the Class B and Class C shares pursuant to separate Rule 12b-1 plans for the Class B and Class C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, SDI receives any contingent deferred sales charges
                             (CDSC) from redemptions of Class B and Class C shares. Distribution fees and CDSC received by SDI for the six months ended May 31, 2001 are $537,527, of which $70,948 is unpaid at May 31, 2001.

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with SDI. For providing information and administrative services to shareholders, the Fund pays SDI a fee at an annual rate of up to .25% of average daily net assets of each class. SDI in turn has various agreements with financial services firms that provided these services and pays these firms based on assets of fund accounts the firms service. The Fund incurred administrative services fees of $240,173 for the six months ended May 31, 2001, of which $39,424 is unpaid at May 31, 2001.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Scudder Investments Service Company, ("SISC"), formerly Kemper Service Company, is the shareholder service agent of the Fund. Under the agreement, SISC received shareholder services fees of $226,080 for the six months ended May 31, 2001, of which $68,839 is unpaid at May 31, 2001.

                             FUND ACCOUNTING AGENT. Scudder Fund Accounting Corporation, a subsidiary of Zurich Scudder, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. The Fund incurred accounting fees of $52,634 for the six months ended May 31, 2001, of which $21,975 was unpaid at May 31, 2001.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers of the Advisor. For the six months ended May 31, 2001, the Fund made no payments to its officers and incurred trustees' fees of $3,987 to independent trustees.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

4    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund:

                                                                   SIX MONTHS ENDED                 YEAR ENDED
                                                                     MAY 31, 2001               NOVEMBER 30, 2000
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
                                       SHARES SOLD
                                       -------------------------------------------------------------------------------
                                        Class A                1,756,148    $ 18,735,947     7,586,654    $ 68,535,016
                                       -------------------------------------------------------------------------------
                                        Class B                1,152,416      12,234,246     3,244,227      29,674,300
                                       -------------------------------------------------------------------------------
                                        Class C                  292,335       3,115,432     1,080,296       9,815,192
                                       -------------------------------------------------------------------------------
                                       SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                       -------------------------------------------------------------------------------
                                        Class A                   57,368         619,569       120,411       1,088,547
                                       -------------------------------------------------------------------------------
                                        Class B                   32,523         349,624        69,344         624,791
                                       -------------------------------------------------------------------------------
                                        Class C                    7,363          79,291        11,775         106,332
                                       -------------------------------------------------------------------------------
                                       SHARES REDEEMED
                                       -------------------------------------------------------------------------------
                                        Class A               (1,916,122)    (20,253,307)   (8,271,684)    (74,769,473)
                                       -------------------------------------------------------------------------------
                                        Class B                 (947,933)     (9,976,045)   (4,297,126)    (38,378,968)
                                       -------------------------------------------------------------------------------
                                        Class C                 (191,878)     (2,007,100)     (952,535)     (8,673,482)
                                       -------------------------------------------------------------------------------
                                       CONVERSION OF SHARES
                                       -------------------------------------------------------------------------------
                                        Class A                   39,107         401,715            --              --
                                       -------------------------------------------------------------------------------
                                        Class B                  (39,383)       (401,715)           --              --
                                       -------------------------------------------------------------------------------
                                        NET INCREASE (DECREASE) FROM
                                        CAPITAL SHARE TRANSACTIONS          $  2,897,657                  $(11,977,745)
                                       -------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5    EXPENSE OFF-SET
     ARRANGEMENTS            The Fund has entered into arrangements with its
                             custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the six months ended May 31, 2001, the Fund's custodian and transfer agent fees were reduced by $566 and $1,948, respectively, under these arrangements.

--------------------------------------------------------------------------------

6    LINE OF CREDIT          The Fund and several affiliated funds (the
                             "Participants") share in a $750 million revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The
                             Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus .5%. The
                             Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

--------------------------------------------------------------------------------

7    REORGANIZATION          ZSI has initiated a program to reorganize and
                             combine the two fund families in response to changing industry conditions and investor needs.
                             The program proposes to streamline the management and operations of most of the funds ZSI advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the consolidation of certain
                             Board of Directors/Trustees and the adoption of an administrative fee covering the provision of most of the services previously paid for by the affected funds. Costs incurred in connection with this restructuring initiative were borne jointly by ZSI and certain of the affected funds.

SHAREHOLDERS' MEETING

SPECIAL SHAREHOLDERS' MEETING

An annual shareholders' meeting was held on May 24, 2001, for Scudder-Dreman Financial Services Fund. Shareholders were asked to vote on four issues: election of members to the Board of Trustees, to approve a Rule 12b-1 Plan (for Class A) and an Amendment and Restated Rule 12b-1 Plan (for each of Class B and Class C), and ratification of Ernst & Young LLP as independent auditors. The following are the results for each issue:

1) Election of Trustees (effective July 1, 2001)

                               Affirmative    Withhold
      John W. Ballantine        5,614,255      88,100
      Lewis A. Burnham          5,614,377      87,978
      Mark S. Casady            5,606,782      95,573
      Linda C. Coughlin         5,607,337      95,018
      Donald L. Dunaway         5,616,387      85,968
      James R. Edgar            5,609,545      92,810
      William F. Glavin         5,607,364      94,991
      Robert B. Hoffman         5,616,387      85,968
      Shirley D. Peterson       5,615,631      86,724
      Fred B. Renwick           5,613,232      89,123
      William P. Sommers        5,616,241      86,114
      John Weithers             5,616,387      85,968

2) To approve a Rule 12b-1 Plan (for Class A) and an Amendment and Restated Rule 12b-1 Plan (for each of Class B and Class C).

      Affirmative  Against   Abstain
      5,424,691    144,608   133,055

3) To ratify the selection of Ernst & Young LLP as the independent auditors of the Fund for the Fund's current fiscal year.

      Affirmative  Against   Abstain
      5,571,244     34,259    96,852

NOTES

NOTES

TRUSTEES&OFFICERS

TRUSTEES                   OFFICERS

JAMES E. AKINS             MARK S. CASADY
Trustee                    President

JAMES R. EDGAR             PHILIP J. COLLORA
Trustee                    Vice President and
                           Secretary
ARTHUR R. GOTTSCHALK
Trustee                    LINDA C. COUGHLIN
                           Vice President
FREDERICK T. KELSEY
Trustee                    WILLIAM F. TRUSCOTT
                           Vice President
KATHRYN L. QUIRK
Trustee and Vice           LINDA J. WONDRACK
President                  Vice President

FRED B. RENWICK            JOHN R. HEBBLE
Trustee                    Treasurer

JOHN G. WEITHERS           MAUREEN E. KANE
Trustee                    Assistant Secretary

                           CAROLINE PEARSON
                           Assistant Secretary

                           BRENDA LYONS
                           Assistant Treasurer

 .............................................................................................
LEGAL COUNSEL                         DECHERT
                                      Ten Post Office Square South
                                      Boston, MA 02109
 .............................................................................................
SHAREHOLDER                           SCUDDER INVESTMENTS SERVICE COMPANY
SERVICE AGENT                         P.O. Box 219557
                                      Kansas City, MO 64121
 .............................................................................................
CUSTODIAN AND                         STATE STREET BANK AND TRUST COMPANY
TRANSFER AGENT                        225 Franklin Street
                                      Boston, MA 02110
 .............................................................................................
INDEPENDENT AUDITORS                  ERNST & YOUNG LLP
                                      233 South Wacker Drive
                                      Chicago, IL 60606
 .............................................................................................
PRINCIPAL UNDERWRITER                 SCUDDER DISTRIBUTORS, INC.
                                      222 South Riverside Plaza Chicago, IL 60606
                                      www.scudder.com


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